Exhibit 99.1
The Emerging Regional Bank of the Mid-South

Forward Looking Information
Certain statements contained in this presentation and the accompanying slides may not be based on historical facts and are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may be identified by reference to a future period or by the use of forward-looking terminology, such as “anticipate,” “believe,” “estimate,” “expect,” “foresee,” “may,” “might,” “will,” “intend,” “could,” “would” or “plan,” or future or conditional verb tenses, and variations or negatives of such terms. These forward-looking statements include, without limitation, statements about BancorpSouth’s focus on high quality assets, new loan markets, BancorpSouth’s market presence, growth opportunities, opportunities for mobile banking, strategic initiatives for 2008, and the future operating results of BancorpSouth, through BancorpSouth Bank. We caution you not to place undue reliance on the forward-looking statements contained in this presentation, in that actual results could differ materially from those indicated in such forward-looking statements as a result of a variety of factors. These factors include, but are not limited to, the ability of BancorpSouth to provide and market competitive products and services, the ability of BancorpSouth to manage growth and effectively serve an expanding customer and market base, changes in economic conditions, the ability of BancorpSouth to identify and enter new markets, changes in BancorpSouth’s operating or expansion strategy, changes in the national economy and in the economy in BancorpSouth’s market areas, the ability of BancorpSouth to attract, train and retain qualified personnel, changes in consumer preferences, geographic concentrations of BancorpSouth’s assets, the ability of BancorpSouth to implement and integrate new technologies, changes in business conditions, including, for example, changes in interest rates and regulatory changes, and other factors detailed from time to time in BancorpSouth’s press releases and filings with the Securities and Exchange Commission. BancorpSouth does not undertake any obligation to update or revise forward-looking statements to reflect events or circumstances after the date of this presentation.
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Corporate Profile
Data as of December 31, 2007 $ 13.2 billion in assets 8-state financial holding company 290 locations
Provides a comprehensive line of financial products and services to individuals and to small- to mid-size businesses
Traditional banking and non-interest products $ 1.9 billion market capitalization

Mission Statement
Be the leading financial services company in our markets, close to the client and focused on the economic development of the communities we serve.
Maximize shareholder value through consistently strong earnings performance, strong and growing market share, and focus on high quality assets.
Continuously transform BancorpSouth into a more diverse and comprehensive financial services company.
Be our clients’ provider of choice for financial services, a multi-faceted relationship providing maximum long term value to both the client and our company.
Provide an inspiring career opportunity for dedicated professionals.

Market Footprint
Existing Banking & Insurance Markets Selected New Markets 5
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BancorpSouth, Right Where You AreSM

Meeting the Needs of Customers




Personal and Business Banking
Mortgage Lending and Servicing
Investment and Brokerage Services
Credit Cards
BancorpSouth Family of Services
Trust and Asset Management
Student Loans
Insurance
Commercial Banking and Cash Management

BancorpSouth

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BancorpSouth Insurance Services

For 2007, commissions totaled $71 million, a 12.5% increase over 2006.



TENNESSEE
ARKANSAS
MISSISSIPPI
ALABAMA
LOUISIANA
TEXAS
• - Insurance Markets



TOP 15 BANKS IN INSURANCE BROKERAGE FEE INCOME
YEAR-END AT DECEMBER 31, 2006
Nationally

(ALL DOLLAR AMOUNTS IN THOUSANDS)

INSURANCE BROKERAGE FEE INCOME 2005	PERCENT CHANGE 2005 - 2006	BANK	ST	ASSETS	% OF NONINTEREST INCOME
$832,000	16.95%	CITIBANK, N.A.	NY	$1,019,497,000	5.99%
$695,437	14.95%	BRANCH BANKING AND TRUST CO.	NC	$117,134,085	35.41%
256,015	-25.76%	FIA CARD SERVICES, N.A.	DE	$147,839,768	1.88%
92,136	-3.13%	BANK OF AMERICA, N.A.	NC	$1,196,123,794	0.84%
0,416	-3.37%	CHASE BANK USA, NA	DE	$83,973,505	1.85%
751	9.68%	COMMERCE BANK/NORTH	NJ	$4,670,085	72.37%
5	2.83%	COMPASS BANK	AL	$34,180,648	10.51%
	-8.75%	UNION BANK OF CALIFORNIA, N.A.	CA	$51,969,127	8.42%
	15.14%	BANCORPSOUTH BANK	MS	$12,045,080	33.81%
	-1.54%	FIFTH THIRD BANK	OH	$52,671,972	3.63%
	30.89%	KEYBANK N.A.	OH	$88,081,220	3.41%
	974.00%	NATIONAL CITY BANK	OH	$134,344,792	1.63%
540	30.61%	TD BANKNORTH, N.A.	ME	$39,581,731	13.05%
	8.72%	ASSOCIATED BANK, N.A.	WI	$20,532,484	21.26%
	-10.35%	FIRST TENNESSEE BANK, N.A.	TN	$37,608,492	3.97%

White-Symetra Bank Fee Income Report

9	$68,555	$59,541	15.14%	BANCORPSOUTH BANK	MS	$12,045,080	33.81%

Source: Michael White's Bank Insurance & Investment Fee Income Report - 2007

BancorpSouth

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Wealth Management Group
12/31/2007 12/31/2006
Number of Trust Accounts 4,743 4,705 Number of Brokerage Accounts 10,756 9,698
Total Client Accounts 15,499 14,403
Trust Assets $4.1 $3.7 Brokerage Assets 0.9 0.8
Assets Under Management (billions) $5.0 $4.5
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Wealth Management Group
Total Commissions and Fees
as of December 31
($ in millions)
$18.0 $16.0 $10.2 $14.0 $10.4 $12.0 $8.5 $7.7 $10.0 $7.2 $8.0 $6.0 $7.4 $5.2 $4.0 $3.7 $3.9 $2.9 $2.0 $0.0 2003 2004 2005 2006 2007
Brokerage Trust
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Mobile Banking Innovator
First in the Nation Mobile Banking with Firethorn Holdings and AT&T Mobility BancorpSouth Benefits:
Market readiness for mobile banking
New customer acquisition & retention
Customer convenience Increased share of wallet Transaction revenue

Commercial Banking and Treasury Management
12/31/07 as compared to 12/31/06
· Over $1.11 billion in Commercial Checking balances
· 16.5% increase in Treasury Management customers
· 24.1% increase in Treasury Management sweep product balances
· 30.4% increase in total fee revenue for Treasury Management

Deposits
Total Deposits as of December 31 ($ in billions)
$12.0 $9.7 $10.1 $11.0 $9.6 $9.1 $10.0 $8.5 $8.6 $9.0 $8.0 $7.0 $6.0 $5.0 2002 2003 2004 2005 2006 2007
6% 6%
AL 19% 11% TX
TN AR 5% MO
LA 6%
MS
as of December 31, 2007
47% 13
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A Strong Credit Culture 2001 2002 2003 2004 2005 2006 2007
Non Performing Loans / Net Loans 0.72% 0.62% 0.83% 0.50% 0.39% 0.30% 0.32% Net Charge-Offs (annualized) 0.35% 0.41% 0.33% 0.31% 0.23% 0.15% 0.14% Reserve Coverage of Non Performing Loans 1.9x 2.2x 1.8x 2.7x 3.5x 4.2x 3.9x
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Loans
Loans Net of Unearned Income as of December 31 ($ in billions) $9.2 $10.0 $7.9 $9.0 $7.4 $8.0 $6.8 $6.4 $6.2 $7.0 $6.0 $5.0 $4.0 $3.0 2002 2003 2004 2005 2006 2007
6% 8% 13%
TX AL 14% TN AR
9% MO
LA
8% MS
as of December 31, 2007
42% 15
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New Market Loan Growth
From January 1, 2004 – December 31, 2007, new loan markets have added $449 million to BancorpSouth’s loan portfolio
New Loan Markets
Longview, TX (2004) Lufkin, TX (2005) Gulf Shores, AL (2005) Fayetteville, AR (2005) Tyler, TX (2006) Huntsville, AL (2006) Lafayette, LA (2006) Destin, FL (2006) Franklin, TN (2006)
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Mobile, AL (2007)
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Operating Results
Twelve Months Ended December 31,
2007 2006 % Change
Net interest revenue $ 422,899 $ 385,799 9.62 Provision for credit losses 22,696 8,577 164.61 Noninterest revenue 231,799 206,094 12.47 Noninterest expense 428,058 393,154 8.88 Income before income taxes 203,944 190,162 7.25 Income tax provision 66,001 64,968 1.59 Net income 137,943 125,194 10.18 Net income per share: diluted 1.69 1.57 7.64
Dollars in thousands, except per share amounts
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Performance Ratios
Twelve Months Ended December 31,
2007 2006 % Change
Return on average assets 1.07% 1.06% 0.94 Return on tangible equity 16.00% 14.99% 6.74 Return on common equity 12.31% 12.52% -1.68 Net interest margin 3.68% 3.70% -0.54 Average shares outstanding - diluted 81,844,343 79,542,734 2.89
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Net Interest Margin
4.00%
3.73% 3.75% 3.72% 3.69% 3.75% 3.64% 3.66% 3.64% 3.66% 3.66% 3.61% 3.64% 3.66%
3.50% 3.25% 3.00%
Q1-05 Q2-05 Q3-05 Q4-05 Q1-06 Q2-06 Q3-06 Q4-06 Q1-07 Q2-07 Q3-07 Q4-07
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Balance Sheet Information
Twelve Months Ended December 31,
2007 2006 % Change
Total assets $ 13,189,841 $ 12,040,521 9.55 Total earning assets 11,948,038 10,879,587 9.82 Loans, net of unearned discount 9,179,684 7,871,471 16.62 Allowance for credit losses 115,197 98,834 16.56 Total deposits 10,064,099 9,710,578 3.64 Common shareholders’ equity 1,196,626 1,026,585 16.56 Book value per share 14.54 12.98 12.02
Dollars in thousands, except per share amounts
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Performance Metrics
Assets
($ in billions)
$12.0 $13.2 $14.0 $11.8 $10.3 $10.8 $12.0 $10.2 $10.0 $8.0 $6.0 $4.0 $2.0 $0.0 12/31/02 12/31/03 12/31/04 12/31/05 12/31/06 12/31/07
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Performance Metrics Return on Average Assets 1.50% 1.28% 1.13% 1.05%
1.25% 1.05% 1.06% 1.07% 1.00% 0.75% 0.50% 0.25% 0.00%
2002 2003 2004 2005 2006 2007
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Performance Metrics
Return on Average Tangible Equity
20.00% 16.80% 16.00% 14.99% 14.60% 14.04% 14.41% 16.00%
12.00% 8.00% 4.00%
0.00% 2002 2003 2004 2005 2006 2007
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Earnings Per Share History
1.68 1.69 $1.80 1.57 $1.60 1.43 1.47 1.39 $1.40 1.19 $1.20 $1.00 $0.80 $0.60 $0.40 $0.20 $0.00 2001 2002 2003 2004 2005 2006 2007
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Dividend Growth
$0.85 $0.80 $0.75 $0.70 $0.65 $0.60 $0.55 $0.50 $0.45 $0.40 $0.35 $0.30 $0.25 $0.20 $0.15 $0.10 $0.05 $0.00
1983 1984 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007
Cash dividend per share of common stock
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Strategic Initiatives Continue to pursue new market entries
Create new initiatives for organic growth of deposits and loans
Maintain our net interest margin Increase share of client wallet
Continue to implement and promote a consistent BancorpSouth brand Continue to leverage industry-leading position in electronic payment technology Diversify and grow non-interest revenue
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Key Investment Considerations
Unique market presence and growth opportunity Focused on retail customers and small- to mid-size business High degree of local management authority
Size leveraged to support local offices Superior technological infrastructure Solid capital position Focused on shareholder value
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Total Shareholder Return
including dividends
Periods ending 12/31/07
18.0%
12.8%
11.4% 12.0% 10.5% 10.1%
7.4%
5.9%
6.0%
3.1% 3.2% 2.3%
0.0% 5 Year 10 Year15 Year
S&P 500 Index S&P Banks Composite Index CBOE BXS
Source: Bloomberg 29
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BancorpSouth’s common stock is traded on the New York Stock Exchange under the symbol BXS. Additional information can be found at www.bancorpsouth.com .

The Emerging Regional Bank of the Mid-South

APPENDIX
Unaudited Reconciliation of Non-GAAP Financial Measure

Return on average tangible equity should not be considered an alternative to return on average shareholders' equity or other financial statement data, but rather as a non-GAAP measure of financial performance. Return on average tangible equity is computed by dividing the annualized net earnings available to common shareholders by the average tangible shareholders' equity.

Average tangible shareholders' equity equals average shareholders' equity less goodwill and identifiable intangible assets. Management believes that return on average tangible equity is a meaningful measure because it reflects the equity deployed in BancorpSouth's businesses. Because return on average tangible equity is not a measurement determined in accordance with GAAP and is susceptible to varying calculations, return on average tangible equity as presented may not be comparable to other similarly titled measures of other companies. The following table sets forth a reconciliation of return on average shareholders' equity to return on average tangible equity:

(Average Balances, Dollars in thousands)

	Year Ended					
	December 31, 2002	December 31, 2003	December 31, 2004	December 31, 2005	December 31, 2006	December 31, 2007
Shareholders' Equity	$810,893	$845,874	$873,264	$934,563	$1,000,351	$1,121,000
Deduct: Goodwill and identifiable intangible assets	43,644	65,287	85,324	135,086	165,192	258,774
Tangible Shareholders' Equity	767,249	780,587	787,940	799,477	835,159	862,226
Return on Average Shareholders' Equity	13.81%	15.50%	12.67%	12.33%	12.52%	12.31%
Return on Average Tangible Equity	14.60%	16.80%	14.04%	14.41%	14.99%	16.00%